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                                                                    Exhibit 10.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT

          THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Second Amendment") dated as of November 14, 2002, by and among BEARINGPOINT, INC. (formerly known as KPMG Consulting, Inc.), a Delaware corporation (the "Borrower"), the Guarantors, the Banks, and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent.

                              W I T N E S S E T H:

          WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of May 29, 2002 (as amended by that certain Waiver And First Amendment To Credit Agreement dated as of August 20, 2002 and as hereafter amended, supplemented, restated or modified, the "Credit Agreement") by and among the Borrower, the Banks, the Guarantors, and PNC Bank, National Association, as Administrative Agent, and desire to further amend the terms thereof as set forth herein; and

          WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement as set forth herein; and

          WHEREAS, defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

          NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

          1.   Amendments to the Credit Agreement.

          The parties hereby amend the Credit Agreement as follows:

               A.   Existing Definitions.

          The definitions of "EBITDA" and "Leverage Ratio" are hereby amended and restated to read as follows:

               "EBITDA for any Person during any period of determination shall mean the net income of such Person, plus the sum of the following items to the extent deducted in arriving as such net income: (i) depreciation, (ii) amortization, (iii) interest expense, (iv) income tax expense, (v) FAS 142 charges incurred on or before March 31, 2002 and deducted in arriving at such net income, (vi) writedowns of the net book value of equity investments listed on Schedule 1.1(E) in an amount not to exceed $16,000,000 in the aggregate to the extent that such writedowns are deducted in arriving at such net income, (vii) non-cash compensation expense recorded in connection with the issuance by the Borrower of shares of its common stock to key employees of acquired businesses pursuant to pre-acquisition commitments made by the Borrower to issue such shares to such employees in an amount not to exceed $3,500,000 during any fiscal quarter, plus (viii)

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     any non-cash expense recorded in connection with the issuance of stock options to employees (in the event that GAAP should require that such expenses be deducted from net income).

               "Leverage Ratio shall mean as of any date of determination, the ratio of the amount in (A) to the amount in (B) below:

               (A) the sum of the following items of the Borrower and its Subsidiaries existing as of such date:

                    (i) consolidated Indebtedness excluding obligations in respect of reimbursement agreements, letters of credit or bank guarantees supporting client engagements (collectively, "Client Engagement Support Obligations"), plus

                    (ii)  20% of Client Engagement Support Obligations,

               TO

               (B) Consolidated EBITDA for the most recent four consecutive quarters ended on or prior to such date of determination."

          Clause (iv) of the definition of "Indebtedness" is hereby amended to read as follows:

     "(iv) net liability arising (either directly or by way of a Guaranty) from exposure under any currency swap agreement, interest rate swap, cap, collar or floor agreement or other hedging device unless such net liability results from a hedge which qualifies under GAAP (including all applicable rules promulgated by the Financial Accounting Standards Board), as amended, as a hedge of foreign currency exposure or interest rate exposure, as calculated in accordance with GAAP;"

               B.   New Definitions.

          The following new definitions are hereby added to Section 1.1 in alphabetical order:

               "Consolidated Total Assets shall mean, as of any date, the total assets of the Borrower and its Subsidiaries which would be shown as assets on a consolidated balance sheet of the Borrower and its Subsidiaries as of such date prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries.

               Subsequent Indebtedness shall mean, as of any date of determination (without duplication), the sum of all outstanding unsecured Indebtedness on such date of all Subsidiaries of the Borrower other than any such Indebtedness incurred pursuant to Subsections (i) through (vi) and
     (viii) of Section 7.2.1 [Indebtedness]."

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               C.   Section 7.2.3 [Guaranties].

               Clause (i) of Section 7.2.3 [Guaranties] is hereby amended and restated to read as follows:

               "(i)   Guaranties of Indebtedness or other obligations of the
     Loan Parties not prohibited hereunder and Guaranties of Indebtedness of Foreign Subsidiaries if such Guaranties are permitted under clauses (vi),
     (ix), (xii) or (xiii) of Section 7.2.4 [Loans and Investments],"

               D.   Section 7.2.4 [Loans and Investments].

               New clauses (xii) and (xiii) are hereby added to Section 7.2.4, to immediately follow clause (xi), and to read as follows:

               "(xii) Guarantees by the Borrower of loans made to Foreign Subsidiaries by Persons who are not Loan Parties or Subsidiaries of Loan Parties; provided that the total amount of obligations guarantied under such Guarantees does not exceed $200,000,000; and

               (xiii) Guarantees by the Borrower of foreign currency hedge agreements entered into by Foreign Subsidiaries solely to hedge their foreign currency risks associated with intercompany loans made by or to such Foreign Subsidiaries to or by the Borrower or its other Subsidiaries."

               E. Section 7.2.6 [Liquidations, Mergers, Consolidations, Acquisitions].

               The last paragraph of clause (vii)(b) of Section 7.2.6 [Liquidations, Mergers, Consolidations, Acquisitions] which begins " In connection with calculations of the covenants in Sections 7.2.16 [Maximum Facility Usage] through 7.2.19 [Minimum Net Worth]," is hereby amended and restated to read as follows:

     "In connection with such acquisition:

          (A)  Inclusion of Pre Acquisition Results of the Acquired Business.

               (i) if the total consideration paid or given is greater than or equal to $50,000,000 and the acquisition was consummated after the date of this Second Amendment, the Loan Parties shall include income statement and other cash flow statement items of the acquired Person or business for periods prior to the date of the acquisition in the computation of the covenants in Sections 7.2.16 [Maximum Facility Usage] through 7.2.19 [Minimum Net Worth] both as of the date of such acquisition (reported in the applicable acquisition compliance certificate) and as of each quarter ending before or thereafter (reported in the quarterly Compliance Certificates); and

               (ii) if the total consideration paid or given is less than $50,000,000 or if the acquisition was consummated prior to the date of this Second Amendment (but after the date of the Credit Agreement), the Loan Parties shall:

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               (a)  include income statement and other cash flow statement items of the acquired Person or business for periods prior to the date of such acquisition in the computation of the covenants in Sections 7.2.16 [Maximum Facility Usage] through 7.2.19 [Minimum Net Worth] as of the date of such acquisition (reported in the applicable acquisition compliance certificate for such acquisition) and

               (b) exclude such income statement and other cash flow statement items (referred to in clause (a) immediately above) in all quarterly computations of the covenants in Sections 7.2.16 [Maximum Facility Usage] through 7.2.19 [Minimum Net Worth] reported in quarterly Compliance Certificates;

          (B) Financial Statements of the Acquired Business; Pro Forma Statements and Computations.

               The Loan Parties shall deliver the following documents (i) with their acquisition compliance certificate which they deliver under this
     Section 7.2.6(vii), and (ii) with each of their quarterly Compliance Certificates which they deliver following such acquisition (if the Loan Parties are required to include in such quarterly computations of their financial covenants the income statement and other cash flow statement items of the acquired Person or business for periods prior to the date of such acquisition pursuant to clauses (A)(i) and (ii) of this Section 7.2.6(vii)(b) above):

               (1) the pre-aquisition financial statements of such Person or business (which shall not be older than 135 days prior to the date of such acquisition);

               (2)  pro forma combined computations of the covenants in Sections
     7.2.16 [Maximum Facility Usage] through 7.2.19 [Minimum Net Worth] and pro forma combined financial statements, in each case of the Loan Parties and the acquired business, and a certification to the Administrative Agent for the benefit of the Banks that the Borrower has reviewed such financial statements and either (i) the assets, liabilities, shareholders equity, income and expenses and other components of such statements are computed consistently with the corresponding items of the Borrower and its Subsidiaries in all material respects (subject to the adjustments described in Section 7.2.6.2 and Schedule 7.2.6), or (ii) to the extent there are differences in such computations that result in covenant levels more favorable (and not less favorable) to Borrower than they would be if such differences did not exist, the Borrower shall adjust in its pro forma combined financial statements to eliminate such differences (subject to the adjustments described in Section 7.2.6.2 and Schedule 7.2.6, to the extent the Permitted Acquisition is an Andersen Acquisition or an Acquired Andersen Business); and"

               F.   Section 7.2.15 [Negative Pledges Covenants].

               Section 7.2.15 [Negative Pledges Covenants] of the Credit Agreement is hereby deleted and the words "Intentionally Omitted" are inserted in lieu thereof.

               G.   Section 7.2.18 [Adjusted Fixed Charge Coverage Ratio].

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                    Section 7.2.18 [Adjusted Fixed Charge Coverage Ratio] is
hereby amended and restated in its entirety to read as follows:

     "The Loan Parties shall not at any time permit the ratio of the amount in clause (i) below to the amount in clause (ii) below for the four quarters then ending, to be less than 1.25 to 1.0:

          (i)  Consolidated EBITDA plus rent expense,

               TO

          (ii) the sum of interest expense, rent expense, cash dividends, and scheduled principal payments on Indebtedness, excluding in this clause (ii) the following:

          (1) payments under this Agreement,

          (2) payments under the PNC Receivables Purchase Facility, and

          (3) any of the following payments under any revolving credit facility provided to a Foreign Subsidiary for working capital purposes or under the Revolving Credit Facility dated August 21, 2002 (the "Bridge Loan"), between the Borrower, BearingPoint LLC, the guarantors referred to therein, the banks party thereto, JP Morgan Chase Bank, as the administrative agent, and J.P. Morgan Securities, Inc., as the sole arranger and book runner, which is attached as Exhibit 10.31 on the Borrower's Form 10-K filed on September 30, 2002:

               (I) voluntary prepayments under such facility prior to maturity, or

               (II) the scheduled payment of principal on the maturity date of such facility:

                    (A) to the extent that such payment is made from the proceeds of a replacement revolving credit working capital facility,

                    (B) in the case of the Bridge Loan, to the extent that such payment (which shall be due in December, 2002) is made from the proceeds of the proposed senior note offering of the Borrower or

                    (C) if the maturity date of such facility is extended by mutual agreement of the parties thereto prior to maturity,

     but including in both clauses (i) and (ii) capitalized leases and cash taxes paid, with respect to each item referred to in such clauses (i) and
     (ii)."

               H.   Section 7.2.20 [Subsequent Indebtedness].

                    A new Section 7.2.20 [Subsequent Indebtedness] is hereby added to the Credit Agreement to follow immediately after Section 7.2.19 and to read as follows:

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           "7.2.20 Subsequent Indebtedness.

               The Borrower will not permit at any time Subsequent Indebtedness to exceed 10% of Consolidated Total Assets."

               I.   Amendments to Compliance Certificates.

                    The following exhibits to the Credit Agreement are hereby amended and restated in the forms attached hereto. Such exhibits are being amended to reflect the changes to the Credit Agreement set forth in Sections 1(A) through 1(G) of this Second Amendment.

     EXHIBIT 7.2.6  -    ACQUISITION COMPLIANCE CERTIFICATE
     EXHIBIT 7.3.3  -    QUARTERLY COMPLIANCE CERTIFICATE

           2.  Representations, Warranties and covenants.

               The Loan Parties hereby represent, warrant and covenant to the Banks as follows:

               (a) The representations and warranties of Loan Parties contained in the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date in which case such representations and warranties are true and correct as of such date; and

               (b) The Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement; and the execution, delivery, and performance of this Second Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will not contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation, bylaws, or agreement governing or binding upon the Loan Parties or any of their property; and no Event of Default or Potential Default has occurred and is continuing or would result from the making of this Second Amendment.

           3.  Conditions to Effectiveness.

               This Second Amendment shall be effective upon completion of the following conditions precedent:

               (i) Execution. The Required Banks, the Administrative Agent, the Borrower and the other Loan Parties shall have executed and delivered to the Administrative Agent signature pages hereto by counterpart or otherwise.

               (ii) Joinders. BearingPoint Technology Procurement Services, LLC, BearingPoint USA, Inc., BearingPoint Puerto Rico, LLC, BearingPoint International I, Inc. and BearingPoint International II, Inc. shall have executed and delivered to the Administrative Agent

Guarantor Joinders and all other documents required under the Credit Agreement or such Guarantor Joinders to be delivered in connection therewith shall have been executed and delivered to the Administrative Agent.

               (iii) Fees. The Borrower shall have paid to the Agent for the benefit of each Bank a fee in the amount of .15% times the Commitment of such Bank.

           4.  Amendment.

               Any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement or such Loan Document, including exhibits thereto, as amended hereby. In the event of any irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement or such Loan Document, including such exhibits, the terms and provisions hereof shall control.

           5.  Force and Effect.

               The Loan Parties reconfirm, restate, and ratify the Credit Agreement and all other documents executed in connection therewith and the Loan Parties confirm that all such documents have remained in full force and effect since the date of their execution except to the extent that the Credit Agreement is expressly modified by this Second Amendment.

           6.  Governing Law.

               This Second Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

           7.  Counterparts.

               This Second Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        [SIGNATURE PAGE 1 OF 15 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

                                   BORROWER:

                                   BEARINGPOINT, INC. (formerly known as
                                   KPMG Consulting, Inc.)

                                   By:____________________________________(SEAL)
                                      Name:
                                      Title:


                                   GUARANTORS:


                                   BEARINGPOINT, LLC

                                   By:____________________________________(SEAL)
                                      Name:
                                      Title:


                                   BEARINGPOINT ISRAEL, LLC

                                   By:____________________________________(SEAL)
                                      Name:
                                      Title:


                                   SOFTLINE ACQUISITION CORP.

                                   By:____________________________________(SEAL)
                                      Name:
                                      Title:


                                   BEARINGPOINT GLOBAL OPERATIONS,    INC.

                                   By:____________________________________(SEAL)
                                      Name:
                                      Title:

              [SIGNATURE PAGE 2 OF 15 TO SECOND AMENDMENT TO CREDIT
                                   AGREEMENT]

                                          SOFTLINE CONSULTING &
                                          INTEGRATORS, INC.


                                          By:_____________________________(SEAL)
                                             Name:
                                             Title:


                                          I2 MIDATLANTIC LLC


                                          By:_____________________________(SEAL)
                                             Name:
                                             Title:

                                          I2 NORTHWEST LLC

                                          By:_____________________________(SEAL)
                                             Name:
                                             Title:

                                          OAD ACQUISITION CORP.


                                          By:_____________________________(SEAL)
                                             Name:
                                             Title:


                                          BEARINGPOINT TECHNOLOGY
                                          PROCUREMENT SERVICES, LLC

                                          By:_____________________________(SEAL)
                                             Name:
                                             Title:


                                          BEARINGPOINT CAPITAL, LLC

                                          By:_____________________________(SEAL)
                                             Name:
                                             Title:

              [SIGNATURE PAGE 3 OF 15 TO SECOND AMENDMENT TO CREDIT
                                   AGREEMENT]

                                          OAD GROUP, INC.

                                          By:_____________________________(SEAL)
                                             Name:
                                             Title:


                                          METRIUS, INC.

                                          By:_____________________________(SEAL)
                                             Name:
                                             Title:


                                          PEATMARWICK, INC.

                                          By:_____________________________(SEAL)
                                             Name:
                                             Title:


                                          BEARINGPOINT ENTERPRISE HOLDINGS, LLC

                                          By:_____________________________(SEAL)
                                             Name:
                                             Title:


                                          BEARINGPOINT GLOBAL DE, LLC

                                          By:_____________________________(SEAL)
                                             Name:
                                             Title:


                                          BEARINGPOINT INTERNATIONAL, INC.

                                          By:_____________________________(SEAL)
                                             Name:
                                             Title:

              [SIGNATURE PAGE 4 OF 15 TO SECOND AMENDMENT TO CREDIT
                                   AGREEMENT]

                                          BEARINGPOINT SOUTH PACIFIC, LLC

                                          By:_____________________________(SEAL)
                                             Name:
                                             Title:


                                          BEARINGPOINT AMERICAS, INC.

                                          By:_____________________________(SEAL)
                                             Name:
                                             Title:


                                          BEARINGPOINT BG, LLC

                                          By:_____________________________(SEAL)
                                             Name:
                                             Title:


                                          PELOTON HOLDINGS, L.L.C.

                                          By:_____________________________(SEAL)
                                             Name:
                                             Title:

              [SIGNATURE PAGE 5 OF 15 TO SECOND AMENDMENT TO CREDIT
                                   AGREEMENT]

                                          BEARINGPOINT EUROPEAN HOLDINGS, LLC

                                          By:_____________________________(SEAL)
                                             Name:
                                             Title:


                                          BEARINGPOINT SOUTHEAST ASIA, LLC

                                          By:_____________________________(SEAL)
                                             Name:
                                             Title:


                                          BEARINGPOINT RUSSIA, LLC

                                          By:_____________________________(SEAL)
                                             Name:
                                             Title:


                                          BEARINGPOINT USA, INC.

                                          By:_____________________________(SEAL)
                                             Name:
                                             Title:


                                          BEARINGPOINT PUERTO RICO, LLC

                                          By:_____________________________(SEAL)
                                             Name:
                                             Title:


                                          BEARINGPOINT INTERNATIONAL I, INC.

                                          By:_____________________________(SEAL)
                                             Name:
                                             Title:


                                          BEARINGPOINT INTERNATIONAL II, INC.

                                          By:_____________________________(SEAL)
                                             Name:
                                             Title:

              [SIGNATURE PAGE 6 OF 15 TO SECOND AMENDMENT TO CREDIT
                                   AGREEMENT]

                                        PNC BANK, NATIONAL ASSOCIATION,
                                        individually and as Administrative Agent


                                        By: ____________________________________
                                        Title: _________________________________

              [SIGNATURE PAGE 7 OF 15 TO SECOND AMENDMENT TO CREDIT
                                   AGREEMENT]

                                         JPMORGAN CHASE BANK
                                         individually and as Documentation Agent


                                         By: ___________________________________
                                         Title: ________________________________

              [SIGNATURE PAGE 8 OF 15 TO SECOND AMENDMENT TO CREDIT
                                   AGREEMENT]

                                        BARCLAYS BANK PLC, individually and as
                                        Syndication Agent


                                        By: ____________________________________
                                        Title: _________________________________

              [SIGNATURE PAGE 9 OF 15 TO SECOND AMENDMENT TO CREDIT
                                   AGREEMENT]

                                        SOCIETE GENERALE


                                        By: ____________________________________
                                        Title: _________________________________

             [SIGNATURE PAGE 10 OF 15 TO SECOND AMENDMENT TO CREDIT
                                   AGREEMENT]

                                        SUNTRUST BANK, individually and as the
                                        Co-Agent


                                        By: ____________________________________
                                        Title: _________________________________

             [SIGNATURE PAGE 11 OF 15 TO SECOND AMENDMENT TO CREDIT
                                   AGREEMENT]



                                      BANK OF AMERICA, N.A., individually and as
                                      Documentation Agent


                                      By:________________________________
                                      Title:_____________________________

             [SIGNATURE PAGE 12 OF 15 TO SECOND AMENDMENT TO CREDIT
                                   AGREEMENT]



                                       THE NORTHERN TRUST COMPANY


                                       By: ______________________________
                                       Title:____________________________

             [SIGNATURE PAGE 13 OF 15 TO SECOND AMENDMENT TO CREDIT
                                   AGREEMENT]



                                        WESTPAC BANKING CORPORATION


                                        By:______________________________
                                        Title:___________________________

            [SIGNATURE PAGE 14 OF 15 TO SECOND AMENDMENT TO CREDIT
                                  AGREEMENT]



                                         MELLON BANK, N.A.


                                         By:_______________________________
                                         Title:____________________________

            [SIGNATURE PAGE 15 OF 15 TO SECOND AMENDMENT TO CREDIT
                                  AGREEMENT]


                                             CITIBANK, N.A., individually and as
                                             Documentation Agent



                                             By:________________________________
                                             Title:_____________________________

               EXHIBIT 7.2.6-- ACQUISITION COMPLIANCE CERTIFICATE

                                [to be attached]

                EXHIBIT 7.3.3-- QUARTERLY COMPLIANCE CERTIFICATE

                                [to be attached]